Dresser-Rand Invests In the Development of Game-Changing Compressor Technology Focused on Green Energy

HOUSTON, Nov. 10 /PRNewswire-FirstCall/ -- Dresser-Rand Group Inc. (“Dresser-Rand”) (NYSE: DRC) announced today that Dresser-Rand has made an investment in Ramgen Power Systems, LLC, and further expects to support Ramgen’s ongoing development work. Dresser-Rand’s funding will help satisfy Ramgen’s requirement with the Department of Energy’s National Energy Technology Lab to obtain private matching funds for development.

Ramgen is developing game-changing compressor technology that applies proven supersonic aircraft technology to ground-based air and gas compressors. The four principal advantages of supersonic compression technology when compared to existing compressor technologies are that it can achieve exceptionally high compression efficiency; it is capable of producing very high single stage compression ratios; its simplicity and size make it less expensive to manufacture; and it offers the opportunity for significant waste heat recovery. Full development of the technology is expected to take place over the next few years.

“Dresser-Rand has developed many of the technology and product breakthroughs in our markets, and manufactures some of the most advanced products available in each of our product lines,” said Vincent R. Volpe Jr., Dresser-Rand’s President and CEO. “We are excited about Ramgen’s innovative technology. This investment is consistent with our strategy to be the leader in technology in our industry. This investment is also a testament to our business model of strong cash flow generation, which allows us to pursue these types of bolt-on acquisitions.”

Douglas N. Jewett, CEO of Ramgen noted, “Dresser-Rand is recognized by many scientists and engineers as the leading compression technology company in the world. They are the ideal partner for Ramgen in completing the development of our supersonic shock wave compression. Dresser-Rand has the credibility and capability required for the massive roll out that will be necessary to make a difference with CO2 emissions and climate change.”

Both companies acknowledged the critical role that has been played by the Department of Energy through the National Energy Technology Laboratory (“NETL”) in the development of this break through compression technology. Doug Jewett noted, “NETL scientists were essential in focusing us on CO2 compression.” Carl Bauer, Director of NETL, commented that, “NETL has worked with and supported Ramgen based on our technical assessment that their technology can make a significant contribution toward addressing our nation’s energy needs. We are pleased that Dresser-Rand is now applying their expertise and resources to accelerate completing the development of this key technology and moving it into widespread application.”

“Ramgen’s compressor technology has application in high mole weight services such as refrigeration and wet gas. It is also applicable to process air services. But a specific emerging market opportunity that Dresser-Rand is pursuing with Ramgen as the highest priority is in the CO2 compression market as applied to Carbon Capture and Sequestration (“CC&S”),” said Brad Dickson, Dresser-Rand’s Vice President and Chief Marketing Officer. “Compressing CO2 is one of the most expensive parts of CC&S. The Ramgen CO2 compressor is projected to reduce the capital costs of CO2 compression by as much as 65% and produce a minimum of 25% operating cost savings. Reducing the added cost of CC&S for electrical rates is essential for the worldwide effort to minimize climate change. As the CC&S technologies and regulatory regimes develop over the next several years, we believe this emerging market, as well as the growing market for enhanced oil recovery; will together represent a multi-billion dollar per year market potential for Ramgen’s CO2 compressor.”

“Ramgen’s compressor technology allows us to configure a two-stage CO2 compressor for a pressure ratio of 100:1, while conventional technology will typically require eight-stages of compression,” said Pete Baldwin, President Ramgen Power Systems.  “The input power to Ramgen’s two-stage compressor will be comparable to the eight-stage conventional approaches. The all-in capital cost is expected to be one-third of the conventional approaches.”

“Ramgen has successfully demonstrated the proof-of-concept of its Rampressor supersonic compressor in a 12-month testing program. These test results, combined with Ramgen’s performance prediction tools, confirmed expectations and validated the preliminary performance and operational claims of the Rampressor technology,” said. Allan Kidd, Dresser-Rand’s Director of Emerging Technologies.

In total, Dresser-Rand expects to pay Ramgen up to an estimated $49 million to fund Ramgen’s development and demonstration of this technology and to obtain and exercise an option to purchase the assets of Ramgen plus a royalty dependent upon future equipment sales.

About Ramgen
Ramgen is a privately held development-stage company headquartered in Bellevue, Washington whose technology involves highly efficient compressor technology designed to compress, capture and sequester carbon dioxide. Ramgen’s technology innovations center on supersonic air and gas compressors, high velocity vortex gas turbine combustors, integrated power generation and military electric drive propulsion systems and auxiliary power units.

Founded as a Washington State corporation, Ramgen received its first significant private funding in 1998, and since that time has received more than $22 million in private funds and $30 million in government contract revenues from the Department of Energy (“DOE”) through the National Energy Technology Laboratory (“NETL”) and the Department of Defense (“DoD”). These funds have enabled Ramgen to develop the technology that is projected to make a significant contribution to achieving the DOE Clean Coal goals of reducing Greenhouse Gases without crippling increases in electrical costs. Ramgen has become a technological leader with potentially enormous environmentally driven markets.

About Dresser-Rand
Dresser-Rand is among the largest suppliers of rotating equipment solutions to the worldwide oil, gas, petrochemical, and process industries. The Company operates manufacturing facilities in the United States, France, United Kingdom, Germany, Norway, India, and China, and maintains a network of 33 service and support centers covering more than 140 countries.

This news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements with respect to planned or proposed repurchase of shares of common stock. Forward-looking statements include, without limitation, the Company’s plans, objectives, goals, strategies, future events, future revenue, or performance, capital expenditures, financing needs, plans, or intentions relating to acquisitions, business trends, executive compensation, and other information that is not historical information. The words “anticipates”, “believes”, “expects,” “intends”, and similar expressions identify such forward-looking statements. Although the Company believes that such statements are based on reasonable assumptions, these forward-looking statements are subject to numerous factors, risks, and uncertainties that could cause actual outcomes and results to be materially different from those projected. These factors, risks and uncertainties include, among others, the following: potential for material weaknesses in its internal controls; economic or industry downturns; its inability to implement its business strategy to increase aftermarket parts and services revenue; competition in its markets; failure to complete or achieve the expected benefits from any future acquisitions; economic, political, currency and other risks associated with international sales and operations; fluctuations in currencies and volatility in exchange rates; loss of senior management; environmental compliance costs and liabilities; failure to maintain safety performance acceptable to its clients; failure to negotiate new collective bargaining agreements; unexpected product claims and regulations; infringement on its intellectual property or infringement on others’ intellectual property; difficulty in implementing an information management system; and the Company’s brand name may be confused with others. These and other risks are discussed in detail in the Company’s filings with the Securities and Exchange Commission at www.sec.gov. Actual results, performance, or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. The Company can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them does, what impact they will have on results of operations and financial condition. The Company undertakes no obligation to update or revise forward-looking statements, which may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. For information about Dresser-Rand, go to its website at www.dresser-rand.com.

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CONTACT: Investors, Blaise Derrico, Director Investor Relations of Dresser-Rand, +1-713-973-5497